Exhibit 99.1

	Three months ended November 30,
USCAN	2013	2012	Increase (decrease)
	(In thousands, except for %’s and per pound data)
Pounds sold	119,784	120,825	(1,041)	(0.9)%
Net sales	$95,940	$99,794	$(3,854)	(3.9)%
Segment gross profit	$13,750	$13,948	$(198)	(1.4)%
Segment gross profit percentage	14.3%	14.0%
Segment operating income	$3,859	$4,448	$(589)	(13.2)%
Price per pound	$0.801	$0.826	$(0.025)	(3.0)%
Segment operating income per pound	$0.032	$0.037	$(0.005)	(13.5)%

	Three months ended November 30,
LATAM	2013	2012	Increase (decrease)
	(In thousands, except for %’s and per pound data)
Pounds sold	35,450	39,011	(3,561)	(9.1)%
Net sales	$50,587	$49,780	$807	1.6%
Segment gross profit	$7,683	$7,478	$205	2.7%
Segment gross profit percentage	15.2%	15.0%
Segment operating income	$3,505	$3,344	$161	4.8%
Price per pound	$1.427	$1.276	$0.151	11.8%
Segment operating income per pound	$0.099	$0.086	$0.013	15.1%

	Three months ended February 28,
USCAN	2014	2013	Increase (decrease)
	(In thousands, except for %’s and per pound data)
Pounds sold	120,564	120,424	140	0.1%
Net sales	$108,692	$95,941	$12,751	13.3%
Segment gross profit	$13,370	$12,375	$995	8.0%
Segment gross profit percentage	12.3%	12.9%
Segment operating income	$2,839	$3,842	$(1,003)	(26.1)%
Price per pound	$0.902	$0.797	$0.105	13.2%
Segment operating income per pound	$0.024	$0.032	$(0.008)	(25.0)%

	Three months ended February 28,
LATAM	2014	2013	Increase (decrease)
	(In thousands, except for %’s and per pound data)
Pounds sold	35,670	36,388	(718)	(2.0)%
Net sales	$48,407	$48,264	$143	0.3%
Segment gross profit	$7,856	$6,360	$1,496	23.5%
Segment gross profit percentage	16.2%	13.2%
Segment operating income	$3,430	$2,003	$1,427	71.2%
Price per pound	$1.357	$1.326	$0.031	2.3%
Segment operating income per pound	$0.096	$0.055	$0.041	74.5%

	Three months ended May 31,
USCAN	2014	2013	Increase (decrease)
	(In thousands, except for %’s and per pound data)
Pounds sold	140,989	126,078	14,911	11.8%
Net sales	$131,645	$102,166	$29,479	28.9%
Segment gross profit	$23,791	$13,898	$9,893	71.2%
Segment gross profit percentage	18.1%	13.6%
Segment operating income	$11,906	$3,918	$7,988	203.9%
Price per pound	$0.934	$0.810	$0.124	15.3%
Segment operating income per pound	$0.084	$0.031	$0.053	171.0%

	Three months ended May 31,
LATAM	2014	2013	Increase (decrease)
	(In thousands, except for %’s and per pound data)
Pounds sold	35,034	36,333	(1,299)	(3.6)%
Net sales	$49,754	$50,369	$(615)	(1.2)%
Segment gross profit	$4,472	$6,096	$(1,624)	(26.6)%
Segment gross profit percentage	9.0%	12.1%
Segment operating income	$(649)	$1,422	$(2,071)	(145.6)%
Price per pound	$1.420	$1.386	$0.034	2.5%
Segment operating income per pound	$(0.019)	$0.039	$(0.058)	(148.7)%

	Three months ended August 31,
USCAN	2014	2013	Increase (decrease)
	(In thousands, except for %’s and per pound data)
Pounds sold	145,508	134,313	11,195	8.3%
Net sales	$138,773	$102,548	$36,225	35.3%
Segment gross profit	$22,367	$12,685	$9,682	76.3%
Segment gross profit percentage	16.1%	12.4%
Segment operating income	$11,814	$4,435	$7,379	166.4%
Price per pound	$0.954	$0.764	$0.190	24.9%
Segment operating income per pound	$0.081	$0.033	$0.048	145.5%

	Three months ended August 31,
LATAM	2014	2013	Increase (decrease)
	(In thousands, except for %’s and per pound data)
Pounds sold	36,018	40,542	(4,524)	(11.2)%
Net sales	$49,565	$51,962	$(2,397)	(4.6)%
Segment gross profit	$6,228	$8,475	$(2,247)	(26.5)%
Segment gross profit percentage	12.6%	16.3%
Segment operating income	$2,102	$4,939	$(2,837)	(57.4)%
Price per pound	$1.376	$1.282	$0.094	7.3%
Segment operating income per pound	$0.058	$0.122	$(0.064)	(52.5)%

	Year ended August 31,
USCAN	2014	2013	Increase (decrease)
	(In thousands, except for %’s and per pound data)
Pounds sold	526,845	501,640	25,205	5.0%
Net sales	$475,050	$400,449	$74,601	18.6%
Segment gross profit	$73,278	$52,906	$20,372	38.5%
Segment gross profit percentage	15.4%	13.2%
Segment operating income	$30,418	$16,643	$13,775	82.8%
Price per pound	$0.902	$0.798	$0.104	13.0%
Segment operating income per pound	$0.058	$0.033	$0.025	75.8%

	Year ended August 31,
LATAM	2014	2013	Increase (decrease)
	(In thousands, except for %’s and per pound data)
Pounds sold	142,172	152,274	(10,102)	(6.6)%
Net sales	$198,313	$200,375	$(2,062)	(1.0)%
Segment gross profit	$26,239	$28,409	$(2,170)	(7.6)%
Segment gross profit percentage	13.2%	14.2%
Segment operating income	$8,388	$11,708	$(3,320)	(28.4)%
Price per pound	$1.395	$1.316	$0.079	6.0%
Segment operating income per pound	$0.059	$0.077	$(0.018)	(23.4)%